Cullen Value Fund
                         Supplement Dated March 21, 2001
                   to the Semi-Annual Report dated December 31, 2000


         Please replace page one of the Semi-Annual Report with this supplement. The Semi-Annual Report contained an error in the graph, the correct graph is shown below. This supplement does not change any performance information disclosed in the Semi-Annual Report. We apologize for any confusion this may have caused.



FUND PERFORMANCE

 Date              Cullen Value Fund               S&P 500
--------          --------------------            -----------
 7/1/00              $10,000                       $10,000
 7/31/00             $10,360                       $ 9,844
 8/31/00             $10,610                       $10,455
 9/30/00             $10,740                       $ 9,903
10/31/00             $10,921                       $ 9,862
11/30/00             $10,290                       $ 9,085
12/31/00             $10,875                       $ 9,129


                           Cumulative Rate of Return
                      for periods ended December 31, 2000

                                                Since
                                               Inception
                        1 Year                  7/01/00
                       ---------              -----------

Cullen Valued Fund      N/A                     8.74%
S&P 500                 N/A                    (8.72)%


The Standard & Poor's 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.


This chart assumes an initial gross investment of $10,000 made on 7/01/00 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.